                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported - merger September 15, 1999


                           Centre Capital Corporation
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)



      000-25845                                            73-1559541
      ---------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


         2511 North 10th Street                    Duncan, Oklahoma 73533
----------------------------------------         --------------------------
(Address of Principal Executive Offices)         (City, State and Zip Code)



                                 (580) 255-3499
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)




                   7642 Pebble Drive, Fort Worth, Texas 76181
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         Interim unaudited financial statements of Centre Capital Corporation, including Vista InterNatural Products 1, Inc, since its merger into Centre Capital Corporation as of June 1, 1999. consisting of a balance sheet as of July 31, 1999, a statement of operations for the 10 month period ended July 31, 1999, statement of stockholders equity and accumulated deficit for the 10 month period ended July 31, 1999, and to such unaudited financial statements, and pro forma unaudited financial statements of Registrant and VIP as if combined for the two month period ended July 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTRE CAPITAL CORPORATION
                                                       (Registrant)

Date  October 8, 1999                     /s/ KARL JACOBS
      ------------------                ----------------------------------------
                                              Karl Jacobs, Chairman and Chief
                                                           Executive Officer

                           CENTRE CAPITAL CORPORATION

                                 BALANCE SHEET
                                 JULY 31, 1999

                             ASSETS

CURRENT ASSETS:
 Cash                                         $   2,381
 Accounts receivable                              1,187
 Inventory                                      191,519
                                              ---------
   Total Current Assets                         195,087

PROPERTY PLANT & EQUIPMENT:
 Buildings                                      550,000
 Equipment                                       53,954
 Accumulated depreciation                        (3,212)
                                              ---------
   Total Property                               600,742

OTHER ASSETS:
 Organization costs                               1,957
 Accumulated Amortization                        (1,246)
 Deposits                                           750
                                              ---------
   Total Other Assets                             1,461
                                              ---------
TOTAL ASSETS                                  $ 797,290
                                              =========


              LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES:
 Notes payable                                $ 779,880
                                              ---------
   Total Liabilities                            779,880

Commitments and Contingencies (Note F):

STOCKHOLDERS' DEFICIT:
 Preferred stock, $0.001 par value                   --
 Common stock, $0.001 par value                  10,042
 Additional paid-in capital                     342,822
 Accumulated deficit                           (335,454)
                                              ---------
   Total Stockholders' Deficit                   17,410
                                              ---------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT   $ 797,290
                                              =========

                                                                          Page 2
                           CENTRE CAPITAL CORPORATION
                                 BALANCE SHEET
                                 JULY 31, 1999

LIABILITIES AND EQUITY

 LIABILITIES

  CURRENT LIABILITIES
  TOTAL CURRENT LIABILITIES                            $       0.00

  OTHER LIABILITIES
    NOTES PAYABLE                 779,879.69
                                ------------
  TOTAL OTHER LIABILITIES                                244,879.69
                                                       ------------
 TOTAL LIABILITIES                                     $ 779,879.69

 STOCKHOLDERS' EQUITY
    COMMON STOCK                   10,041.72
    ADDITIONAL PAID IN CAPITAL    342,821.79
    RETAINED EARNINGS            (144,263.87)
    CURRENT INCOME OR (LOSS)     (191,189.32)
                                ------------
 TOTAL EQUITY                                          $  17,410.32
                                                       ------------
TOTAL LIABILITIES AND EQUITY                           $ 797,290.01
                                                       ============


                                   UNAUDITED

                        CENTRE CAPITAL CORPORATION

                         STATEMENT OF OPERATIONS
       Period from February 1, 1999 (date of inception) to July 31, 1999



REVENUE:
 Revenue                                                      $  208,491
                                                              ----------
  Total Revenue                                                  208,491

COST OF SALES:
 Purchases                                                         7,713
 Inventory increase/decrease                                      34,227
 Commission                                                       43,869
 Contract labor                                                       24
 Freight/Shipping                                                  7,703
                                                              ----------
  Total Cost of Sales                                             93,536

GROSS MARGIN:                                                    114,955

OPERATING EXPENSE:
 Advertising                                                      35,256
 Amortization                                                         26
 Bad check expense                                                   833
 Depreciation                                                      3,212
 General and administrative                                      266,817
                                                              ----------
  Total Operating Expense                                        306,144
                                                              ----------

NET LOSS:                                                     $ (191,189)
                                                              ==========

                           CENTRE CAPITAL CORPORATION

           STATEMENT OF STOCKHOLDERS' EQUITY AND ACCUMULATED DEFICIT
     The Period from February 1, 1999 (date of inception) to July 31, 1999


                                                  Common          Paid in    Accumulated
                                           Shares      Amount     Capital      Deficit       Total
                                         ----------   --------   ---------   -----------   ---------

Balance
 February 1, 1999 (date of inception)    15,496,472   $ 15,496   $  47,648   $        --   $  63,144
                                         ----------   --------   ---------   -----------   ---------

Combine Centre common shares              6,881,447      6,881      14,002   $  (144,265)   (123,382)

Reverse split of Centre common
 shares 1 for 3                          (4,587,631)    (4,588)         --            --      (4,588)

Shares exchanged per merger
1 share for 2                            (7,748,236)    (7,748)    281,172                   273,424

Net loss                                         --         --          --      (191,189)   (191,189)
Balance
                                         ----------   --------   ---------   -----------   ---------
 July 31, 1999                           10,042,052   $ 10,042   $ 342,822   $  (355,454)   $ 17,410
                                         ----------   --------   ---------   -----------   ---------

                           CENTRE CAPITAL CORPORATION

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                  JULY 31, 1999


NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

This summary of significant accounting policies of Centre Capital Corporation (the Company) is presented to assist in understanding the Company's unaudited financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity.

Interim Financial Statement Policies and Disclosures:

The unaudited condensed financial statements of Centre Capital Corporation included herein have been prepared pursuant to the rules and regulations of the Security and Exchange Commission. Certain information and footnote disclosures normally required in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These condensed financial statements reflect all adjustments, which in the opinion of management, are necessary to present fairly the financial position as of July 31, 1999, and the results of operations for the interim period presented. All of the adjustments which have been made in these condensed financial statements are of a normal recurring nature.

It is suggested that these condensed financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's audited financial statements for the years ended September 30, 1998 and 1997 and Form 10.

Sale of Subsidiaries:

The Company divested itself of its two wholly owned subsidiaries. The subsidiaries were sold to shareholders of the Company. The assets and liabilities were removed at book value.

Merger:

The Company entered into a merger agreement with Vista InterNatural Products 1, Inc (VIP), a Nevada corporation. The merger was effective June 1, 1999 and the results of operations of Centre are included in the accompanying financial statements since the date of acquisition. The Company issued 7,748,236 of shares common stock for all of the outstanding voting common stock of VIP at a ratio of 1 share of the Company's common stock for every 2 shares of VIP common stock. This reverse merger was accounted for as a purchase.

Nature of Operations:

The Company is engaged in the direct marketing of health and body care products through a multi-level independent sales network. These products feature multivitamins and minerals manufactured for the Company according to its specifications by licensed pharmaceutical in accordance with guidelines established by the Federal Drug Administration.

                           CENTRE CAPITAL CORPORATION

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                  JULY 31, 1999


NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Basis of Accounting:

It is the Company's policy to prepare its financial statements on the accrual basis of accounting. Sales are recorded as income in the period in which they are earned and expenses are recognized in the period in which the related liability is incurred.

Revenue Recognition:

Revenue is recognized when product is shipped and amount invoiced. Sales are reported net of returns and allowances.

Cash and Cash Equivalents:

The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Property:

Property is carried at cost. Upon retirement or disposal, the asset cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the determination of net income.

Expenditures for maintenance, repairs and renewals are charged to expense when incurred. Additions and significant improvements are capitalized and depreciated.

Accounting Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Income Tax:

The Company is subject to the greater of federal income taxes computed under the regular system or the alternative minimum tax (AMT) system.

The Company uses an asset and liability approach for the accounting and financial reporting of income tax. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the financial carrying amounts and the tax basis of assets and liabilities using enacted tax rates in effect in the years in which the temporary differences are expected to reverse.

NOTE B - CONCENTRATIONS:

Product warranty: The Company offers a money back guarantee on all products sold. There has been no liability recorded for future claims, as there is limited history of product returns.

                           CENTRE CAPITAL CORPORATION

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                  JULY 31, 1999


NOTE C - INVENTORY:

The Company purchases manufactured finished products and maintains an inventory stated at the lower of cost or market. As a result of the reverse merger $179,150 of inventory is stated at fair market value. The Company normally uses the first in first out method in valuing its inventory. All damaged and unmarketable product is reflected in cost of sales.

NOTE D - PROPERTY:

The depreciable value is cost less estimated salvage value of 10%. The assets are depreciated over their estimated useful lives using the straight-line method as follows:

                                           Estimated Life
                                           --------------
Building                                       40 years              $ 550,000
Computers and office equipment                  5 years                 53,954
                                                                     ---------
                                                                       603,954
Less: accumulated depreciation                                          (3,212)
                                                                     ---------
                                                                     $ 600,742
                                                                     =========

NOTE E - OTHER ASSETS:

Organization Costs:

Organization costs in the amount of $1,957 are amortized over sixty months using the straight-line method.

Deposits:

A rent deposit in the amount of $750 was recorded by the Company for the office space located in Duncan, Oklahoma.

NOTE F - COMMITMENTS AND CONTINGENCIES:

The Company leases its principal offices In Duncan, Oklahoma with monthly rental of $750. This lease expires October 31, 1999. The Company also rents two separate warehouse spaces in Ft. Worth, Texas. One warehouse space is leased at a monthly rental of $667 and expires October 31, 2003. The other warehouse space is leased at a monthly rate of 750 and expires January 31, 2000. Lease payments for the principal office space will total approximately $2,250 from August 1, 1999 through the end of the lease. The other two warehouse spaces will total approximately $34,000 and $3,750.

                           CENTRE CAPITAL CORPORATION

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                  JULY 31, 1999


NOTE G - NOTES PAYABLE:

Notes payable includes a $425,000 mortgage loan payable at 8% per annum with monthly installments of interest in the amount of $2,666.67 and final principal payment due August 10, 2000 and is secured by the building. The remaining payables are to related parties totaling $354,880.

NOTE H - RELATED PARTY TRANSACTIONS:

Shareholders of the Company advanced cash to the Company and also paid expenses and acquired equipment on the Company's behalf. These advances are recorded as current loans payable with balances totaling approximately $354,880 at July 31, 1999.

NOTE I - STOCKHOLDERS' DEFICIT:

Reverse split of common stock:

The Company reverse split its common stock on a 1 for 3 ratio, resulting in its outstanding common stock being reduced from 6,881,447 shares to 2,293,816 shares.

Preferred stock: The Company is authorized to issue 20,000,000 shares of preferred stock at a par value of $0.001 per share. There were no shares issued and outstanding as of July 31, 1999.

Common stock: The Company is authorized to issue 50,000,000 common shares at a par value of $0.001 per share. These shares have full voting rights. There were 10,042,052 shares issued and outstanding as of July 31, 1999.

NOTE J - INCOME TAXES:

The Company has net operating loss carryforwards of approximately $300,000 as of July 31, 1999 that is available to offset future income tax liability. No deferred tax asset has been recognized for the operating loss carryforward as any valuation allowance would reduce the benefit to zero.